UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       MARCH 17, 2005
                                                   -----------------------

                               OLM VENTURES, INC.

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             (Exact name of registrant as specified in its charter)

COLORADO                            000-24705                    84-1466588
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(State or other jurisdiction      (Commission                (IRS Employer
 of incorporation)                File Number)               Identification No.)


             436-35TH AVENUE N.W., CALGARY, ALBERTA, CANADA T2K 0C1

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                  (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (403) 277-2944

                        SUNBURST ACQUISITIONS VIII, INC.
                               2082 CHERRY STREET
                             DENVER, COLORADO 80207

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM  1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      See Item 5.01.

ITEM  1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

      Not applicable.

ITEM  1.03 BANKRUPTCY OR RECEIVERSHIP.

      Not applicable.

SECTION 2 - FINANCIAL INFORMATION

ITEM  2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      Not applicable.

ITEM  2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      Not applicable.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      Not applicable.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

      Not applicable.

ITEM  2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

      Not applicable.

ITEM  2.06 MATERIAL IMPAIRMENTS.

      Not applicable.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM  3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
      STANDARD: TRANSFER OF LISTING.

      Not applicable.

ITEM  3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      See Item 5.01.

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ITEM  3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

      See Item 5.03.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM  4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      Not applicable.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

      Not applicable.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

      On March 17, 2005, OLM Ventures, Inc. (f.k.a. Sunburst Acquisitions VIII, Inc.) entered into a Stock Purchase Agreement by and between Unicus Corporation, an Alberta corporation, OLM Partners, LLC, a Delaware limited liability company, Abdul A. Mitha, an individual, Mathew Matheopoulus, an individual, Jay Lutsky, an individual and Michael R. Quinn, an individual. Pursuant to the terms of the agreement, OLM Ventures sold 1,875,000 shares of its Series B Preferred Stock to OLM Partners, LLC, Abdul A. Mitha and Mathew Matheopoulus at a purchase price of $.002667 per share, or an aggregate of $5,000. The terms of the Series B Preferred Stock are set forth in Item 5.03 of this report. In addition, the controlling stockholders of OLM Ventures, Michael R. Quinn and Jay Lutsky, sold an aggregate of 1,399,000 shares of common stock to Unicus Corporation at a purchase price of $.001 per share, or an aggregate of $1,399.

      The sale and transfer of the 1,399,000 shares of the common stock from Messrs. Quinn and Lutsky to Unicus Corporation and the sale and issuance of 1,875,000 shares of the Series B Preferred Stock to OLM Partners, LLC and Messrs. Mitha and Matheopolous effectively transferred control of OLM Ventures, Inc.

      In connection with this change in control, the board of directors appointed Ms. Glatfelter to fill a vacancy on the board. Thereafter, Mr. Quinn resigned as the President of OLM Ventures, and the board of directors appointed Diane Glatfelter as the President and Mr. Mitha as the Secretary, Managing Director and Chief Compliance Officer.

      Pursuant to the terms of the Agreement, Frank L. Ceja, D.D.S. and Roger S. Renken will be appointed to our board of directors and Mr. Quinn's resignation as a director will each be effective 10 days after the transmittal of an Information Statement to the Securities and Exchange Commission.

      The sale and issuance of the shares of Series B Preferred Stock was exempt from registration under the Securities Act of 1933, as amended, pursuant to
Section 4(2) of the Act.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      See Item 5.01.

      In addition, on March 17, 2005, pursuant to the authority set forth in the bylaws of OLM Ventures, the board of directors increased the number of authorized directors to four (4). Thereafter, the board of directors appointed Frank L. Ceja, D.D.S. and Roger S. Renken to fill the vacancies on the board of directors.

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      On March 17, 2005, Mr. Quinn's resigned as a director of OLM Ventures, such resignation to be effective 10 days after the filing and mailing of an Information Statement with the Securities and Exchange Commission pursuant to Rule 14(f)-1 of the Securities Exchange Act of 1934, as amended.

      DIANE GLATFELTER is our President and one of our directors. She is the founder of K2 Unlimited, Inc., a Certified Cash Flow Consultant, and a member of the American Cash Flow Association. She has over 14 years of professional customer service, collection and revenue management experience. She is well known for being a progressive, creative thinker and has the ability to identify ways to assist clients to meet their objectives. Her specialty is matching the right source with the client's objective. Ms. Glatfelter is a member of the Millionaire Eagle's Program, as well as a Protege of Robert Allen and Mark Victor Hansen (Author of "Chicken Soup for the Soul"), co-authors of "The One Minute Millionaire." She holds a seat on the Board of Directors and acts as Treasurer for the Billerica Chamber of Commerce in Massachusetts. She also holds a seat on the Board of Directors for the Boys & Girls Club of Billerica. She is a member of the Business Advisory Council of Massachusetts. She was recently awarded 2004 Massachusetts Business Person of the year.

      ABDUL A. MITHA is our Secretary, Managing Director, and Chief Compliance Officer. He has over twenty-five years of domestic and international experience in the management of ongoing and start-up public and private companies. Mr. Mitha has provided consulting and advisory services to various start-up businesses in Canada including Findex Resources, Inc., Meritworld.Com Inc., and E-Com Interactive, Inc. Mr. Mitha practiced law at the English Bar from 1972 - 1977 when he emigrated to Canada. Since 1977, Mr. Mitha has been an entrepreneur in business and real estate investments. Mr. Mitha received his MA in Comparative Law from Brunel University, Middlesex, England and is a Barrister-at-Law with the English Bar. Mr. Mitha was a member of the British Institute of Management from 1973 to 1978 and a member of the Institute of Arbitrators (England) from 1972 to 1978.

      FRANK L. CEJA, D.D.S. is one of our directors. He is currently the sole proprietor of a private dental practice and attended the University of California at San Francisco and the University of California at San Diego. He is also the President of the Children Dental Health Association, President Elect of Academy of General Dentistry and on the board of directors of the Children Dental Health Association, Academy of General Dentistry and San Diego County Dental Society.

      ROGER S. RENKEN is one of our directors and has over 10 years experience as a financial planner and full service broker, and he currently deals in precious metals with the Monex Deposit Company. Prior to his work with the Monex Deposit Company, Mr. Renken was involved in the marketing and sales of commercial real estate with Coldwell Banker Del Bianco Realty and Prudential Northwest Realty. In addition, Mr. Renken has over 12 years experience as an electrical worker including two years as the Chief Electrician in the Merchant Marines. Mr. Renken has been a member of the International Brotherhood of Electrical Workers, Local # 46 and National Maritime Union. He attended California State University at Long Beach, College of Engineering and Santa Monica College in Southern California.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS: CHANGE IN FISCAL YEAR.

      NAME CHANGE. On March 16, 2005, the company changed its name from Sunburst Acquisitions VIII, Inc. to OLM Ventures, Inc.

      SERIES B PREFERRED STOCK. On March 17, 2005, the board of directors of OLM Ventures designated a series of preferred stock to be known as Series B Convertible Preferred Stock, no par value per share. Each share of Series B Convertible Preferred Stock is convertible into such number of fully paid and nonassessable shares of common stock of OLM Ventures as is determined by dividing $0.00267 by the Series B Conversion Price and then multiplying such quotient by the number of shares of Series B Preferred Stock to be converted. The Series B Conversion Price at which shares of common stock shall be deliverable upon conversion without the payment of any additional consideration by the holder thereof is initially $0.000267. The Series B Conversion price is subject to adjustment in the event of a stock split, reclassification, stock dividend, merger, reorganization, or for other dividends and distributions, but is not subject to adjustment in the event of a reverse stock split.

      The holders of Series B Preferred Stock are not entitled to receive dividends or other distributions with the holders of common stock. In the event of a liquidation, the assets that are available for distribution to stockholders shall be distributed pro rata to the holders of common stock and Series B Preferred Stock (on an "as-converted" basis).

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      Each holder of Series B Preferred Stock is entitled to notice of any meeting of the stockholders in accordance with OLM Ventures' bylaws. The holders of the Series B Preferred Stock and the holders of the Common Stock shall vote together as a single class, with each holder of Series B Preferred Stock having a number of votes that is equal to the number of whole shares of common stock into which such holder's shares of Series B Preferred Stock are then convertible. In addition, the holders of a majority of Series B Preferred Stock, voting together as a single class, shall have the right to elect at least 66 2/3 percent of our board of directors.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

      Not applicable.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

      Not applicable.

SECTION 6 - [RESERVED]

      Not applicable.

SECTION 7 - REGULATION FD

ITEM  7.01 REGULATION FD DISCLOSURE.

      Not applicable.

SECTION 8 - OTHER EVENTS

ITEM  8.01 OTHER EVENTS.

      Not applicable.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM  9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            Exhibit
            Number      Description

            3.1 Certificate of Designation of the Rights and Preferences of the Series B Preferred Stock

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           10.1  Stock Purchase Agreement dated as of March 17, 2005 by and between Unicus Corporation, OLM Partners, LLC, Abdul A. Mitha, Mathew Matheopoulus, Jay Lutsky, Michael R. Quinn, and OLM Ventures, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          OLM VENTURES, INC.
                                          (Registrant)

Date: March 22, 2005                      By: /s/ Abdul A. Mitha
                                              ---------------------------------
                                              Abdul A. Mitha, Secretary